Bright Health Group Second Quarter 2021 – Earnings Presentation August 3, 2021

Disclaimer Statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements, and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “projections,” and other similar expressions. These forward-looking statements include any statements regarding our plans and expectations with respect to Bright Health Group, Inc. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Factors that might materially affect such forward-looking statements include: a lack of acceptance or slow adoption of our business model; our ability to retain existing consumers and expand consumer enrollment; our ability to contract with care providers and arrange for the provision of quality care; our ability to accurately estimate our medical expenses, effectively manage our costs and claims liabilities or appropriately price our products and charge premiums; the impact of the COVID-19 pandemic on our business and results of operations; the risks associated with our reliance on third-party providers to operate our business; the impact of modifications or changes to the U.S. health insurance markets; our ability to manage the growth of our business; our ability to operate, update or implement our technology platform and other information technology systems; our ability to retain key executives; our ability to successfully pursue acquisitions and integrate acquired businesses; the occurrence of severe weather events, catastrophic health events, natural or man-made disasters, and social and political conditions or civil unrest; and the other factors set forth under the heading “Risk Factors” in Bright Health Group’s prospectus filed pursuant to Rule 424(b)(4) on June 25, 2021. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations. This presentation contains Adjusted EBITDA and Adjusted Medical Cost Ratio, which are non-GAAP financial measures. These non-GAAP financial measures are an addition, and not a substitute for or superior to the most directly comparable GAAP financial measures, Net Income (Loss) and Reported Medical Cost Ratio. Bright Health Group believes these non-GAAP measures provide useful supplemental information to investors about our operating performance and uses these measures to provide a more complete understanding of the factors and trends affecting our business than GAAP results alone. The reconciliations of these non- GAAP measures to the most directly comparable GAAP measures can be found in the appendix to this presentation. 2

3

Bright Health Overview Building a technology-enabled, national Integrated System of Care 4 $4.0+ Billion 131 553k 2021E Revenue(1) NeueHealth Owned and Affiliated Primary Care Clinics(2) Bright HealthCare Commercial Consumers NeueHealth Value-Based Patients(2) National Scale Across 99 Markets and 14 States (1) Based on 2021 guidance range provided on August 3, 2021 (2) Adjusted for the acquisition of a majority interest in Centrum Medical Holdings, which closed on July 1, 2021 110k Bright HealthCare Medicare Advantage Consumers 170k By the Numbers As of June 30th, 2021

5 Key Themes Demonstrated Unmatched Growth to Date Delivered Consistent Performance Driving Differentiation Through NeueHealth Building a Unified Technology Platform Capitalizing on Future Growth Opportunities

Business Update

The Bright Health Group Business Model 7 Personalized Care Delivery A high-performing care delivery system leveraging intelligence to deliver personalized healthcare and Care Partner enablement solutions Healthcare Financing and Distribution Care Partner and person-centric health plans that align consumer, provider, and payor interests to lower healthcare costs and improve quality and access Market-facing businesses working together to operate local Integrated Systems of Care Unified by our technology platform The Bright Health Intelligent Operating System (BiOS), and its provider and consumer-facing DOCSQUAD solutions

Year-Over-Year Growth

Significant uptick in membership and value-based patients reflect the increasing market recognition of our business

Bright HealthCare Membership


(in thousands)
220% Growth
663
110
553
207
54
153
6/30/20
6/30/21
Commercial
Medicare Advantage

NeueHealth Value-Based Patients


(in thousands)
775% Growth
170
19
6/30/20
6/30/21 (1)

Organic growth driven by strong AEP / OEP performance across both IFP and Medicare Advantage

Strategic acquisitions completed at attractive valuations, adding new geographies and capabilities

Special Enrollment Period (SEP) growth in all but one state in which we offer IFP plans

Value-based patient growth driven by continued care delivery investments and organic growth

(1) Adjusted for acquisition of a majority interest in Centrum Medical Holdings, which closed on July 1, 2021

8

Delivering Consistent Performance Across Bright HealthCare Our IFP population is slightly healthier than expectations, with our 2021 membership consistent across our book of business 9 Key Drivers of Performance • We price to our underlying capabilities and cost structure • Our aligned Care Partner networks provide a unit cost advantage • Our Integrated Systems of Care allow us to effectively manage medical costs, while improving outcomes • Improve in-network utilization rates • Accurately capture membership risk profile by forming tight relationships between consumers and their PCPs Early 2021 Data Points Validate Our Approach Demographics Average age and gender mix of our new 2021 membership is consistent with our broader book of business Utilization Non-COVID trends tracking at or below expectations year-to- date across both Commercial and Medicare Advantage IFP Metal Mix Reflects underlying capabilities and pricing strategy, with the majority of our membership in Silver plans

Infrastructure in Place for Medicare Advantage Expansion

Bright HealthCare

Our three-pronged Medicare Advantage growth strategy builds upon a platform serving over 110,000 MA consumers

Foundation for Medicare Advantage Growth

Build Upon Commercial Footprint

- Leading with IFP creates Care Partner relationships, builds brand awareness, and provides a market foothold

Extend Acquired Capabilities

- brand new day (HEALTHCARE YOU CAN FEEL GOOD ABOUT) acquisition provided a proven special needs platform
- CENTRAL HEALTH MEDICARE PLAN acquisition added capabilities for managing specific ethnic populations

Partner with NeueHealth

- Leverage Integrated Systems of Care, in partnership with NeueHealth, to drive membership growth through a comprehensive model of senior care

1 Capitalize on Significant Age-In Opportunity From IFP

- ~11% of IFP consumers between ages 60 and 65
- ~13 million total MA members across our 14 states

2 Deploy Robust Special Needs Platform Into New Markets

- 3rd largest provider of C-SNP plans nationwide
- 35% organic membership growth at BND since acquisition

3 "Go Deep" in Selected Local Markets Targeting Specific Populations

- ~17,000 non-BHC, Medicare-eligible value-based patients served by NeueHealth clinics

10

NeueHealth’s Go-to-Market Approach Improving provider performance, patient experience, and overall outcomes through stakeholder alignment 11 Affiliated Practices Owned Clinics Differentiated Solutions Care Partners National ecosystem of high-performing Care Partners with aligned incentives driving differentiated performance Integrated Care Delivery Clinics and risk-bearing entities delivering payor- agnostic care primarily through value-based arrangements Solutions Enablement suite of technology, services, and clinical care solutions that empower providers to succeed in value-based care Care Partners Localized, Integrated Systems of Care Clinical Alignment Financial Alignment Data and Technology Alignment

Expanding Our Integrated Care Delivery Offering Entering two new states in 2022, with additional opportunities in the pipeline for further growth 12 Geographic Footprint Today 169,983 44 Value-Based Patients NeueHealth Owned Primary Care Clinics 2022 Expansion Plans We are building clinics complementary to our existing Bright HealthCare membership in Texas and North Carolina, with site selection underway Note: Figures as of June 30, 2021, adjusted for the acquisition of a majority interest in Centrum Medical Holdings which closed on July 1, 2021 87 NeueHealth Affiliated Primary Care Clinics

Unified Technology Platform

In 2021, we have begun insourcing key vendor functions while deploying consumer-facing tools

BiOS – Bright Health Intelligent Operating System

Administrative Support

- Modern administrative infrastructure integrating claims, call center, admin, and other functions into a single platform
- *Consumer360* intelligent data hub provides a single, comprehensive view of a consumer
- New IFP markets launching 1/1/22 on desired end-state platform, with existing markets migrating in 2023 and 2024

DOCSQUAD

For Consumers

- Personalized, digital care plan connecting individuals with their care team
- Virtual visit functionality went live in 2021
- Fully integrated with NeueHealth's first medical group, with additional integrations planned

For Providers

- Tools currently under construction, with pilot programs planned in 2022
- Roadmap includes tools for scheduling, prior authorization, payment, and proactive provider intervention for high-risk patients

13

Our Business is Well-Positioned for Continued Growth in 2022 and Beyond Key priorities include further footprint expansion and diversification of the business 14 Current States 2022 Targeted State Entry Accelerating New State Entry 4 new states planned for 2022 including Texas, which has the third largest IFP population Product Diversification in Existing States • Medicare Advantage: Increasing market depth in key states: Arizona, California, Colorado, Florida, and New York • IFP: Launch in California (second largest statewide IFP addressable market) 2 1 NeueHealth Integrated Delivery Growth Expanding footprint beyond Florida, with future growth expected to come from both de novo builds and strategic M&A 3 Key 2022 Expansion State Integrated Care Delivery(1) (1) Includes planned 2022 expansion into Texas and North Carolina

Performance Update

($23.2) ($35.3) Q2'20 Q2'21 Q2 2021 Results Robust growth has continued to demonstrate the attractiveness of our approach 16 Revenue ($M) Gross Margin(1) Adjusted EBITDA ($M) Enterprise Metrics ($M) Key Performance Indicators NeueHealth Value-Based Patients(2)Bright HealthCare MembershipBright Health Group Adjusted MCR 82.7% 82.0% Q2'20 Q2'21 $63.7 $209.2 Q2'20 Q2'21 19,419 169,983 Q2'20 Q2'21 207,224 662,825 Q2'20 Q2'21 $296.9 $1,113.8 Q2'20 Q2'21 Note: A reconciliation of Adjusted EBITDA to Net Income (Loss) and Adjusted MCR to reported MCR for applicable periods is contained in the appendix to this presentation (1) Total revenue less medical costs (2) Adjusted for the acquisition of a majority interest in Centrum Medical Holdings which closed on July 1, 2021

YTD 2021 Results

Significant growth, effective medical management, and operating efficiencies driving overall business performance

Bright Health Group Revenue ($M)



$495.4
301% Growth
$1,988.4
1H'20
1H'21

Bright Health Group Adj. EBITDA ($M)



($27.1)
($44.8)
1H'20
1H'21

Bright Health Group Adjusted MCR



77.1%
79.1%
1H'20
1H'21

Bright Health Group Operating Cost Ratio



33.0%
940bps Improvement
23.6%
1H'20
1H'21

Note: A reconciliation of Adjusted EBITDA to Net Income (Loss) and Adjusted MCR to reported MCR for applicable periods is contained in the appendix to this presentation

17

Bright HealthCare Growth Detail Year-over-year performance driven primarily by organic growth, with support from strategic capital deployment 18 153,083 552,759 54,141 110,066 207,224 662,825 6/30/20 6/30/21 Commercial Medicare Advantage Membership Mix Evolution New markets in 2021 represented 63% of total membership growth Of the 455,601 net new consumers, 84% resulted from organic growth 30% of 1H’21 Bright HealthCare premium revenue generated from Medicare Advantage membership 220% total membership growth 261% Commercial growth 103% Medicare Advantage growth $340.5 $1,305.0 $137.2 $560.8 $477.7 $1,865.8 1H'20 1H'21 Commercial Medicare Advantage Premium Revenue Evolution ($M) 291% premium revenue growth 283% Commercial growth 309% Medicare Advantage growth Demographic mix for new consumers in line with expectations

Rapid Expansion of Our NeueHealth Business

Integrated care delivery platform established in Florida now expanding into new states to drive the next phase of growth

($ in millions)	1H'20	1H'21	*YoY Growth*
Premium Revenue	$4.0	$37.0	*827%*
Services Revenue	8.4	20.4	*143%*
Investment Income	-	62.8	*NM*
Unaffiliated Revenue	$12.4	$120.2	*868%*
Affiliated Revenue	5.4	42.6	*682%*
Total NeueHealth Revenue	**$17.9**	**$162.9**	***811%***

Note: Totals may not tie to the sum of the components due to rounding

- 459% growth excluding investment income, driven by inorganic growth in Central Florida and expansion of integrated care delivery offering in South Florida
- Investment income is a result of a mark-to-market gain on a passive investment
- Closed acquisition of Centrum Medical Holdings on July 1, 2021, adding 17 clinics and 127,678 value-based patients
- 2021 full-year expectations for NeueHealth segment revenue of $425 million, with growth driven by the partial year contribution of Centrum along with organic growth in the base business

19

Balance Sheet and Cash Flow Highlights Our IPO and 1H operating cash flow provided adequate liquidity for near-term business requirements 20 • Increase in cash and equivalents driven by closing of the initial public offering on June 28, with net proceeds of $887 million • Insurance entities sufficiently capitalized over regulatory minimums, with business growth and new market entry serving as the primary drivers of incremental regulatory capital infusions • Unrestricted cash at the parent of $528 million, after adjusting for the Centrum acquisition • Goodwill and intangibles increase primarily driven by acquisitions completed in the year-to-date period • Generated $497 million in operating cash flow in the first half of 2021 December 31, June 30, ($ in thousands) 2020 2021 Assets Cash and Cash Equivalents $488,371 $1,506,319 Other Current Assets 691,436 585,116 Total Current Assets $1,179,807 $2,091,435 Long-Term Investments $175,176 $633,029 Goodwill and Intangibles, Net 415,246 827,440 Other Non-Current Assets 40,573 47,874 Total Other Assets $630,995 $1,508,343 Total Assets $1,810,802 $3,599,778 Liabilities and Other Total Liabilities $593,859 $1,408,740 Redeemable Noncontrolling Interests $39,600 $41,012 Redeemable Preferred Stock 1,681,015 - Total Shareholders' (Deficit) Equity (503,672) 2,150,026 Total Liabilities and Other $1,810,802 $3,599,778 Summary Balance Sheet

Full Year 2021 Outlook

Bright Health Group Enterprise Outlook

- Revenue of $4.0 – $4.2 billion
- Medical Cost Ratio of ~86.0% +/- 200bps

Segment and Intercompany Outlook

- Bright HealthCare end-of-year membership of ~650,000
- NeueHealth revenue of ~$425 million
- Intercompany revenue elimination of ~($275) million

21

Appendix

Non-GAAP Reconciliation: Adjusted EBITDA 23 ($ in thousands) Three Months Ended Six Months Ended June 30, 2020 June 30, 2021 June 30, 2020 June 30, 2021 Net Loss ($18,074) ($43,723) ($25,354) ($68,268) Interest Expense -- 4,142 -- 4,688 Income Tax (Benefit) Expense (9,162) (19,464) (9,162) (18,298) Depreciation and Amortization 2,085 7,195 2,872 11,776 Transaction Costs 653 3,130 2,347 5,150 Share-Based Compensation Expense 1,250 13,878 2,193 19,054 Change in Fair Value of Contingent Consideration -- (413) -- 1,059 Adjusted EBITDA ($23,248) ($35,255) ($27,104) ($44,839) Adjusted EBITDA

Non-GAAP Reconciliation: Adjusted Medical Cost Ratio 24 Adjusted Medical Cost Ratio Three Months Ended Six Months Ended June 30, 2020 June 30, 2021 June 30, 2020 June 30, 2021 Reported Medical Cost Ratio 80.1% 86.8% 75.5% 83.5% Non-COVID Prior Period Developments 0.3% (1.6%) 0.3% (0.9%) COVID Impact (2.2%) (3.2%) (1.3%) (3.6%) Deferred Utilization 4.4% -- 2.6% -- Adjusted Medical Cost Ratio 82.7% 82.0% 77.1% 79.1% • Medicare Advantage (“MA”) prior period development (“PPD”) primarily related to unfavorable developments at acquired assets, with net non-COVID PPD gross margin impact to MA unfavorable by ($19.1) million • Individual and Family Plan (“IFP”) PPD primarily related to favorable non-COVID IFP medical cost PPD of $21.7 million driven by a population that was slightly healthier than expectations, offset by an unfavorable risk adjustment impact to revenue of ($22.3) million driven by the same population dynamic Year-to-Date Commentary on Key Prior Period Developments (non-COVID) Note: Totals may not tie to the sum of the components due to rounding